EXHIBIT 99.01

News Release Philip Talamo, Investor Relations 212.969.2383 ir@alliancebernstein.com	John Meyers, Media 212.969.2301 john.meyers@alliancebernstein.com

AllianceBernstein Announces June 30, 2010 Assets Under Management and New Time for Quarterly Earnings Conference Call

New York, NY, July 12, 2010 – AllianceBernstein L.P. and AllianceBernstein Holding L.P. (NYSE: AB) today announced that during the month of June, preliminary assets under management decreased by approximately $8 billion, or 1.7%, to $458 billion at June 30, 2010, as modest net inflows in all three distribution channels partially offset negative equity investment performance.

AllianceBernstein L.P. (The Operating Partnership)
ASSETS UNDER MANAGEMENT

	At June 30, 2010				At May 31,
	Preliminary				2010
$ billions	Institutions	Retail	Private Client	Total	Total
Equity
Value	$87	$30	$22	$139	$147
Growth	39	21	15	75	78
	126	51	37	214	225

Fixed Income	119	47	33	199	194

Other(1)	26	18	1	45	47
Total	$271	$116	$71	$458	$466

At May 31, 2010
Total	$275	$119	$72	$466

(1) Includes index, structured, asset allocation services and other non-actively managed AUM.

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Second Quarter 2010 Earnings Conference Call Information

As part of a continuing effort to employ best in class communications practices, all forthcoming AllianceBernstein quarterly earnings conference calls will be held from 8:30 a.m. to 9:30 a.m. eastern time, unless otherwise announced. AllianceBernstein expects to announce Second Quarter 2010 financial and operating results in a news release at approximately 7:00 a.m. on Monday, August 2, 2010.  Management will then review financial and operating results during a conference call beginning at 8:30 a.m. (EDT). The conference call will be hosted by Peter S. Kraus, Chairman and Chief Executive Officer, David A. Steyn, Chief Operating Officer, and John B. Howard, Chief Financial Officer.

Parties may access the conference call by either webcast or telephone:

1.
To listen by webcast, please visit AllianceBernstein’s Investor Relations website at http://ir.alliancebernstein.com/investorrelations at least 15 minutes prior to the call to download and install any necessary audio software.

2.	To listen by telephone, please dial (866) 556-2265 in the U.S. or (973) 935-8521 outside the U.S., 10 minutes before the scheduled start time. The conference ID# is 87314365.

The presentation that will be reviewed during the conference call will be available on AllianceBernstein’s Investor Relations website shortly after the release of Second Quarter 2010 financial results on August 2, 2010.

A replay of the webcast will be made available beginning approximately one hour after the conclusion of the conference call on August 2, 2010 and will be available on AllianceBernstein’s website for one week. An audio replay of the conference call will also be available for one week. To access the audio replay, please call (800) 642-1687 from the U.S., or outside the U.S. call (706) 645-9291, and provide conference ID# 87314365.

Cautions regarding Forward-Looking Statements

Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AllianceBernstein’s Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended March 31, 2010. Any or all of the forward-looking statements made in this news release, Form 10-K, Form 10-Q, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect AllianceBernstein’s financial condition, results of operations and business prospects.

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About AllianceBernstein

AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional clients, individuals and private clients in major markets around the world. AllianceBernstein employs more than 500 investment professionals with expertise in growth equities, value equities, fixed income securities, blend strategies and alternative investments and, through its subsidiaries and joint ventures, operates in more than 20 countries. AllianceBernstein’s research disciplines include fundamental research, quantitative research, economic research and currency forecasting capabilities. Through its integrated global platform, AllianceBernstein is well-positioned to tailor investment solutions for its clients. AllianceBernstein also offers high-quality, in-depth research, portfolio strategy and brokerage-related services to institutional investors, and equity capital markets services to issuers of publicly-traded securities.

At June 30, 2010, AllianceBernstein Holding L.P. owned approximately 36.7% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 62.5% economic interest in AllianceBernstein.

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